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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

DIVIDEND CAPITAL TRUST INC.
(Exact name of small business issuer as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	000-50724 (Commission File No.)	82-0538520 (I.R.S. Employer Identification No.)
518 17th Street, Suite 1700 Denver, CO 80202 (Address of principal executive offices)
(303) 228-2200 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Purchase of Wickes Distribution Center

        We previously filed a Form 8-K on January 7, 2005, with regard to the acquisition of Wickes Distribution Center ("Wickes") located in Central DuPage County, a submarket of Chicago, Illinois, without the requisite financial information. Subsequent to that date, we determined that in relation to our audited consolidated balance sheet for the year ended December 31, 2004 (see our Annual Report Form 10-K filed on March 16, 2005), the acquisition of Wickes did not constitute a "significant amount of assets" as such term is defined pursuant to Form 8-K. For that reason, on March 21, 2005, we filed a Form 8-K/A specifying that the aforementioned requisite financial information was not required until such time as the acquisition of additional facilities including Wickes constitutes a "significant amount of assets". However, such information has since been completed with respect to Wickes and as such we are making the financial information available. Accordingly, we are filing this Form 8-K/A to include this financial information. Due to the non-related party nature of this transaction, we are only providing an audited statement for the year ended December 31, 2004. We are not aware of any material factors relating to this acquisition other than as disclosed in the notes to the financial statements, which would cause the reported financial information not to be necessarily indicative of future operating results.

2

Item 9.01 Financial Statements and Exhibits.

(a)
Financial Statements of Real Estate Property Acquired:

  Wickes Distribution Center:

Independent Auditor's Report	F-1
Statement of Revenues and Certain Expenses for the Year Ended
December 31, 2004	F-2
Notes to Statement of Revenues and Certain Expenses	F-3
(b)
Unaudited Pro Forma Financial Information:
Pro Forma Financial Information (Unaudited)	F-5
Pro Forma Consolidated Balance Sheet as of December 31, 2004 (Unaudited)	F-6
Notes to Pro Forma Consolidated Balance Sheet (Unaudited)	F-7
Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2004 (Unaudited)	F-8
Notes to Pro Forma Consolidated Statement of Operations (Unaudited)	F-9
(c)
Exhibits:

Exhibit Number	Exhibit Title
23.1	Consent of Independent Public Accounting Firm

3

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.
April 8, 2005	By:	/s/ EVAN H. ZUCKER Evan H. Zucker Chief Executive Officer

4

INDEPENDENT AUDITOR'S REPORT

Board of Directors and Stockholders
Dividend Capital Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenues and certain expenses of 250 South Gary Limited Partnership (the "Partnership") d/b/a Wickes Distribution Center ("Wickes") for the year ended December 31, 2004. This financial statement is the responsibility of the Partnership's management. Our responsibility is to express an opinion on the financial statement based upon our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K/A of Dividend Capital Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of the Partnership's revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of 250 South Gary Limited Partnership d/b/a Wickes Distribution Center for the year ended December 31, 2004, on the basis of accounting described in Note 1.

McGladrey & Pullen, LLP

March 31, 2005
Duluth, Minnesota

DIVIDEND CAPITAL TRUST INC.
250 South Gary Limited Partnership d/b/a Wickes Distribution Center
Statement of Revenues and Certain Expenses

For the Year Ended December 31, 2004
Revenues
Rental income	$1,364,081
Other revenues	—

Total revenues	1,364,081

Certain expenses
Operating expenses	133,672
Insurance	14,169

Total certain expenses	147,841

Excess of revenues over certain expenses	$1,216,240

The accompanying notes are an integral part of this financial statement.

DIVIDEND CAPITAL TRUST INC.
Notes to Statement of Revenues and Certain Expenses

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statement of revenues and certain expenses reflects the operations of 250 South Gary Limited Partnership (the "Partnership") d/b/a Wickes Distribution Center ("Wickes") for the year ended December 31, 2004. Wickes is located in Central DuPage County, a submarket of Chicago, Illinois and comprises approximately 440,000 aggregate rentable square feet. As of December 31, 2004, Wickes had an occupancy percentage of 100%.

        Wickes was acquired by Dividend Capital Trust Inc. ("the Company") from an unrelated party on January 5, 2005, for a total cost of approximately $20.6 million (which includes an acquisition fee of $201,050 paid to Dividend Capital Advisors LLC, an affiliate), which was paid using net proceeds from the Company's public offering.

        The accounting records of Wickes are maintained on the accrual basis. The accompanying statement of revenues and certain expenses was prepared pursuant to Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, and excludes certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Wickes. In addition, the statement does not include amounts payable in the form of a property management fee associated with the management and operation of Wickes for the reason that such fees were not incurred prior to acquisition. Since the aforementioned date of acquisition, a property management fee has been and will continue to be incurred equal to the greater of (1) $1,200 per month; (2) 1% of gross receipts; or (3) the amount allowed for a management fee as specified in the tenant lease.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The results of operations can be significantly impacted by the rental market of the Chicago, Illinois region.

Note 2—Operating Lease

        Wickes' revenues are obtained from tenant rental payments as provided for under a non-cancelable net operating lease under which the tenant is directly responsible for the payment of operating costs including real estate taxes, insurance, utilities and repair and maintenance. Wickes records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Wickes records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental revenue of $416,796 for the year ended December 31, 2004.

        Future minimum lease payments due under this lease for the next five years as of December 31, 2004, are as follows:

Year Ending December 31,
2005	$1,538,820
2006	1,538,820
2007	1,538,820
2008	1,538,820
2009	641,175
Thereafter	—

$6,796,455

        As of December 31, 2004, Wickes was 100% leased to Wickes Furniture Company, Inc., which operates in the furniture retail industry. As such, all current and future revenues generated from this tenant will exceed 10% of Wickes total rental revenues.

DIVIDEND CAPITAL TRUST INC.
Pro Forma Financial Information
(Unaudited)

        The following pro forma financial statements have been prepared to provide pro forma information with regards to Wickes Distribution Center ("Wickes") which Dividend Capital Trust Inc. (the "Company") acquired from an unrelated third party on January 5, 2005, and for which this Form 8-K/A is being filed.

        The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of December 31, 2004, as adjusted for the acquisition of Wickes and the issuance of the Company's common stock, as if these transactions had occurred on December 31, 2004.

        The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2004, combines the historical operations of the Company with (i) the incremental effect of properties acquired in 2004, (ii) the historical operations of Wickes, (iii) the issuance of debt and (iv) the issuance of the Company's common stock, as if these transactions had occurred on January 1, 2004.

        The unaudited pro forma consolidated financial statements have been prepared by the Company's management based upon the historical financial statements of the Company and the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company's previous filings with the Securities and Exchange Commission.

DIVIDEND CAPITAL TRUST INC.
Pro Forma Consolidated Balance Sheet
For the Year Ended December 31, 2004
(Unaudited)

	DCT Historical(1)	Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
Assets
Net Investment in Real Estate	$732,201,533	$21,726,430	(2)	$—		$753,927,963
Cash and cash equivalents	23,520,267	(20,584,560	)(2)	5,075,500	(3)	8,011,207
Other assets, net	29,086,470	—		—		29,086,470

Total Assets	$784,808,270	$1,141,870		$5,075,500		$791,025,640

Liabilities and Stockholders' Equity
Mortgage note	$142,754,768	$—		$—		$142,754,768
Line of credit	4,000	—		—		4,000
Financing obligation	32,394,877	—		—		32,394,877
Accounts payable and other liabilities	28,439,822	1,141,870	(2)	—		29,581,692

Total Liabilities	203,593,467	1,141,870		—		204,735,337
Minority Interest	1,000	—		—		1,000
Shareholders' Equity:
Common stock	581,213,803	—		5,075,500	(3)	586,289,303

Total Shareholders' Equity	581,213,803	—		5,075,500		586,289,303

Total Liabilities and Shareholders' Equity	$784,808,270	$1,141,870		$5,075,500		$791,025,640

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Balance Sheet
(Unaudited)

(1)
Reflects the historical consolidated balance sheet of the Company as of December 31, 2004. Please refer to Dividend Capital Trust Inc.'s historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

(2)
Reflects the acquisition of Wickes which was acquired subsequent to December 31, 2004. Wickes was acquired using net proceeds from the Company's public offering. The total cost of Wickes, including acquisition costs and an acquisition fee paid to an affiliate, was approximately $20.6 million.

(3)
A certain amount of capital was raised through the Company's public offering subsequent to December 31, 2004, which was used to fund the acquisition of Wickes subsequent to December 31, 2004. As such, the net proceeds from the shares that were sold subsequent to December 31, 2004, through January 5, 2005, the date of the Wickes acquisition, are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company's public offering:

Shares Sold Subsequent to December 31, 2004 through January 5, 2005	537,090
Gross Proceeds	$5,639,445
Less Selling Costs	(563,945)

Net Proceeds	$5,075,500

DIVIDEND CAPITAL TRUST INC.
Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2004
(Unaudited)

	DCT Historical (1)	2004 Acquisitions		2005 Acquisitions		Other Pro Forma Adjustments	Pro Forma Consolidated
REVENUE:
Rental revenue	$28,625,448	$34,981,573	(2)	$1,364,081	(5)	$(492,467) (8)	$64,478,635
Other income	6,927,734	—		—		—	6,927,734

Total Income	35,553,182	34,981,573		1,364,081		(492,467)	71,406,369
EXPENSES:
Other Operating Expenses	7,204,725	8,690,211	(2)	162,817	(5)	—	16,057,753
Depreciation & amortization	19,273,357	32,111,036	(3)	1,384,721	(6)	—	52,769,114
Interest expense	5,977,888	4,034,127	(4)	—		—	10,012,015
General and administrative expenses	2,371,591	—		—		—	2,371,591
Asset management fees, related party	1,525,194	2,795,886	(7)	162,948	(7)	—	4,484,028

Total Operating Expenses	36,352,755	47,631,260		1,710,486		—	85,694,501
Other Income:
Gain on Hedging Activities	544,561	—		—		—	544,561

NET INCOME (LOSS)	$(255,012)	$(12,649,687)		$(346,405)		$(492,467)	$(13,743,571)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	37,907,838	—		—		30,349,135	68,256,973	(9)
Diluted	37,927,838	—		—		30,349,135	68,276,973	(9)
NET INCOME (LOSS) PER COMMON SHARE	$(0.01)						$(0.20)
Basic and diluted

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST
Notes to Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2004
(Unaudited)

(1)
Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2004. Please refer to the Dividend Capital Trust Inc.'s historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

(2)
The following table sets forth the pro forma incremental rental revenues and operating expenses of those properties acquired during 2004, for the year ended December 31, 2004, based on the respective historical operations of such properties for the period prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Eastgate Distribution Center III	3/19/2004	$447,437	$86,824	$360,613
Newpoint Place I	3/31/2004	333,875	66,511	267,364
Northwest and Riverport Centers	5/03/2004	534,002	85,462	448,540
BBR Properties	6/03/2004	2,447,412	766,857	1,680,555
Parkwest / Mid-South	6/08/2004 / 6/29/2004	2,511,255	355,173	2,156,082
Eagles Landing / South Creek	6/08/2004	1,552,298	292,941	1,259,357
Memphis TradeCenter	6/22/2004	1,025,489	119,448	906,041
Trade Pointe III	9/28/2004	607,866	86,315	521,551
Interpark 70	9/30/2004	612,891	175,901	436,990
RN Portfolio	10/01/2004	17,253,271	5,040,835	12,212,436
Cypress	10/22/2004	1,379,465	360,777	1,018,688
Bayside Distribution Center	11/03/2004	1,745,670	362,145	1,383,525
Norcross	11/05/2004	723,808	198,836	524,972
Sky Harbor Distribution Center	11/24/2005	971,172	269,472	701,700
C&L	12/03/2004	594,029	—	594,029
Foothill Business Center	12/09/2004	2,241,633	422,714	1,818,919

Total		$34,981,573	$8,690,211	$26,291,362

        The properties above were acquired with the net proceeds raised from the Company's public offerings and the assumption of mortgage debt.

(3)
The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for those properties acquired during 2004. This table also reflects the estimated incremental depreciation and amortization for the 2004 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Eastgate Distribution Center III	3/19/2004	$1,445,321	$13,351,343	$14,796,664	$165,792
Newpoint Place I	3/31/2004	2,143,152	12,908,143	15,051,295	157,215
Northwest Business Center and Riverport Commerce Center	5/03/2004	1,578,100	13,236,421	14,814,521	488,283
BBR Properties	6/03/2004	2,117,679	48,668,372	50,786,051	1,618,080
Parkwest / Mid-South	6/08/2004 / 6/29/2004	8,864,800	59,077,004	67,941,804	1,490,727
Eagles Landing / South Creek	6/08/2004	5,253,300	31,245,223	36,498,523	1,059,878
Memphis TradeCenter	6/22/2004	2,335,000	22,524,076	24,859,076	528,777
Trade Pointe III	9/28/2004	1,020,000	7,239,775	8,259,775	298,852
Interpark 70	9/30/2004	1,383,117	7,566,005	8,949,122	586,898
RN Portfolio	10/01/2004	39,512,385	198,963,568	238,475,953	20,108,313
Cypress	10/22/2004	2,627,100	13,054,660	15,681,760	855,274
Bayside Distribution Center	11/03/2004	6,874,740	15,253,898	22,128,638	761,347
Norcross	11/05/2004	2,817,450	14,891,476	17,708,926	965,612
Sky Harbor Distribution Center	11/24/2004	2,534,310	7,597,086	10,131,396	558,445
C&L	12/03/2004	2,408,700	15,407,734	17,816,434	1,116,665
Foothill Business Center	12/09/2004	13,314,550	9,111 995	22,426,545	1,350,878

Total		$96,229,704	$490,096,779	$586,326,483	$32,111,036

(4)
The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2004 and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$4,000	Senior secured revolving credit facility	Annual interest rate at LIBOR plus 1.125% to 1.500% or prime, at the election of Dividend Capital (approximately 5.25% as of December 31, 2004).	$158
$96,758,380	Assumed, secured, non-recourse debt	Annual interest rate varying from 5.3% to 7.2%	$4,343,084
$2,652,349	Premium on assumed debt		$(309,115)

		Total	$4,034,127

(5)
Wickes was acquired with the net proceeds raised from the Company's public offerings. The following table sets forth the pro forma incremental rental revenues and operating expenses of

  Wickes which was acquired during 2005, for the year ended December 31, 2004, based on the respective historical operations of Wickes for the period prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses		Revenues in Excess of Expenses
Wicke's Distribution Center	1/05/2005	$1,364,081	$162,817	(1)	$1,201,264

(1)
Includes $14,976 of property management fees associated with the management and operation of Wickes. Such fees were not incurred prior to acquisition and are not included in the accompanying audited statement of revenues and certain expenses for the year ended December 31, 2004.

(6)
The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for Wickes which was acquired during 2005. This table also reflects the estimated incremental depreciation and amortization for Wickes using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Wicke's Distribution Center	12/09/2004	3,190,980	18,535,450	21,726,430	1,384,721
(7)
The Company has entered into an Advisory Agreement with Dividend Capital Advisors LLC, an affiliate, pursuant to which the Company is required to pay an asset management fee equal to 0.75% per annum of the total undepreciated cost of its properties. This amount represents the pro forma adjustment for such fee pursuant to the Advisory Agreement.

(8)
This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS 141.

(9)
For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding as of the date of latest acquisition, January 5, 2005, including the number of shares sold subsequent to December 31, 2004 (537,090 shares), have been outstanding since January 1, 2004.

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  Item 2.01 Completion of Acquisition or Disposition of Assets
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEPENDENT AUDITOR'S REPORT
DIVIDEND CAPITAL TRUST Notes to Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2004 (Unaudited)